UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2023

EXELA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36788	47-1347291
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2701 East Grauwyler Road Irving, Texas	75061
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (844) 935-2832

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, Par Value $0.0001 per share	XELA	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	XELA	The Nasdaq Stock Market LLC
6.00% Series B Cumulative Convertible Perpetual Preferred Stock, par value $0.0001 per share	XELAP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 5, 2023, Exela Technologies, Inc. (the “Company”) convened and then adjourned, without conducting any business, the annual general meeting of shareholders of the Company (the “Meeting”), originally scheduled for 10:00 a.m. Eastern Time (9:00 a.m. Central time) on December 5, 2023, to recommence at 10:00 a.m. Eastern Time (9:00 a.m. Central time) on Sunday, December 31, 2023 as a virtual meeting via live webcast at www.virtualshareholdermeeting.com/XELA2023. The proposals to be considered at the Meeting are described in the definitive proxy statement related to the Meeting filed by the Company with the Securities and Exchange Commission on October 26, 2023, as may be amended from time to time. The record date for the Meeting remains the close of business on October 9, 2023.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued on December 5, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Additional Information and Where to Find It

This Current Report on Form 8-K may be deemed solicitation material in respect of the Meeting. This communication does not constitute a solicitation of any vote or approval. In connection with the Meeting, the Company has filed with the Securities and Exchange Commission (the “SEC”) and has mailed or otherwise provided to its stockholders a proxy statement regarding the business to be conducted at the Meeting. The Company may also file other documents with the SEC regarding the business to be conducted at the Meeting. This document is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE BUSINESS TO BE CONDUCTED AT THE MEETING BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE BUSINESS TO BE CONDUCTED AT THE MEETING BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS TO BE CONDUCTED AT THE MEETING.

Stockholders may obtain a free copy of the proxy statement and other documents the Company files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. The Company makes available free of charge on its investor relations website at https://investors.exelatech.com/news-and-events/presentations copies of materials it files with, or furnishes to, the SEC.

Participants in the Solicitation

The Company and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the business to be conducted at the Meeting. Security holders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Proxy Statement. To the extent the holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts set forth in the Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "may", "should", "would", "plan", "intend", "anticipate", "believe", "estimate", "predict", "potential", "seem", "seek", "continue", "future", "will", "expect", "outlook" or other similar words, phrases or expressions. These forward-looking statements include statements regarding our industry, future events, estimated or anticipated future results and benefits, future opportunities for Exela, and other statements that are not historical facts. These statements are based on the current expectations of Exela management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties, including without limitation those discussed under the heading "Risk Factors" in Exela's Annual Report on Form 10-K and other securities filings. In addition, forward-looking statements provide Exela's expectations, plans or forecasts of future events and views as of the date of this communication. Exela anticipates that subsequent events and developments will cause Exela's assessments to change. These forward-looking statements should not be relied upon as representing Exela's assessments as of any date subsequent to the date of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2023

EXELA TECHNOLOGIES, INC.

By:	/s/ Zach Maul
Zach Maul
Secretary